NATIONWIDE VARIABLE INSURANCE TRUST
NVIT J.P. Morgan MozaicSM Multi-Asset Fund

Supplement dated November 14, 2022
to the Summary Prospectus dated May 2, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective December 1, 2022, the table under the heading “Portfolio Management - Portfolio Managers” on page 6 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Yazann Romahi, CFA	Managing Director	Since 2019
Kartik Aiyar	Vice President	Since 2022
Joe Staines, CFA	Vice President	Since 2019
Steven (Yegang) Wu	Vice President	Since 2019

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